UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 26, 2011

LIGHTYEAR NETWORK SOLUTIONS, INC.
 (Exact name of registrant as specified in Charter)

Nevada	000-32451	91-1829866
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

1901 Eastpoint Parkway
Louisville, Kentucky 40223
(Address of Principal Executive Offices)

502-244-6666
 (Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On July 26, 2011, MCI Communications Services, Inc. d/b/a Verizon Business Services (successor-in-interest to MCI Network Services, Inc.) ( “Verizon”) acknowledged that Lightyear Network Solutions, LLC (“Lightyear”), the wholly-owned subsidiary of Lightyear Network Solutions, Inc.,  had satisfied a $140,000,000 spending obligation (the “Spending Obligation”) under the terms of a modified service agreement (the “MSA”) entered into by the parties on November 5, 2003, as amended.  Under the terms of the MSA, Lightyear was required to obtain 70% of its telecommunication services (to the extent such services were offered) from Verizon until the Spending Obligation was satisfied.  Lightyear plans to continue purchasing telecommunication services from Verizon under other service agreements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTYEAR NETWORK SOLUTIONS, INC.

Date: July 27, 2011	By: /s/ Stephen M. Lochmueller
Stephen M. Lochmueller
Chief Executive Officer